UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2005
Commission File Number: 1-5273-1
Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)
(212) 757- 3300

(Registrant’s telephone number, including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

ITEM 8.01 OTHER EVENTS
SIGNATURE

ITEM 8.01
OTHER EVENTS
On November 17, 2005 the Company announced the declaration of a 5% stock dividend to be distributed on December 12, 2005 to shareholders of record on November 30, 2005. The Company also announced a quarterly cash dividend of $0.19 per post-stock-dividend common share payable on December 31, 2005 to shareholders of record on December 16, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: November 18, 2005

BY:	/s/ JOHN W. TIETJEN

JOHN W. TIETJEN Executive Vice President and Chief Financial Officer